UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2016

ServisFirst Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-53149	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On November 16, 2016, ServisFirst Bancshares, Inc. (“ServisFirst”) announced that its Board of Directors declared a two-for-one split of ServisFirst’s common stock to be effected in the form of a 100% stock dividend. On December 20, 2016, stockholders of record will receive a distribution of one additional share of ServisFirst common stock for each share of ServisFirst common stock owned as of the close of business on December 5, 2016. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 – Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated November 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton, III
Dated: November 21, 2016	By:	Thomas A. Broughton, III Chief Executive Officer